                                                                  EXHIBIT 10.12B


                       AGREEMENT FOR PURCHASE AND SALE
                                OF TECHNOLOGY


        THIS AGREEMENT is entered into as of the 16 day of January, 1993, by and between LASER ATLANTA OPTICS, INC., a Georgia corporation ("Seller"); and SPECTRX, INC., a Delaware corporation ("Purchaser").




                             W I T N E S S E T H:


        WHEREAS, the parties have entered into a certain agreement dated November 6, 1992 entitled "TECHNOLOGY PURCHASE AND TRANSFER AGREEMENT" (such agreement being hereinafter referred to as the "Prior Agreement"), the terms of which are incorporated herein by reference; and

        WHEREAS, the parties desire to enter into this Agreement in order to clarify the terms of the Prior Agreement and to add additional terms which were agreed to at the time of the Prior Agreement but were not included in the terms of the Prior Agreement;

        NOW THEREFORE, for and in consideration of the premises and mutual promises, representations, warranties, covenants and agreements contained herein, the parties do hereby covenant, agree, represent, warrant and stipulate as follows:


        1. PURCHASE AND SALE OF TECHNOLOGY. Upon the terms and subject to the conditions contained herein, Purchaser hereby agrees to purchase and Seller hereby agrees to sell all of Seller's right, title and interest in and to the technology, patents, software, designs, models, drawings, know-how, trademarks, trade names, service marks (including the goodwill associated with the trademarks, trade names and service marks), trade secrets, copyrights and registrations and applications therefor, relating to non-invasive means of diagnosing disease through the use of fluorescence spectroscopy (the "Assets"). The Assets shall include, without limitation, Seller's rights in and to that certain license agreement dated May 7, 1991, between Georgia Tech Research Corporation and Seller, a copy of which is attached hereto as Exhibit A (the "License Agreement"). In addition, the Assets shall include any and all books, records, computer tapes or disks, flow diagrams, specification sheets, source codes, and object codes relating to the Assets, and other physical manifestations of the Assets.

        2. PURCHASE PRICE. The price to be paid by Purchaser for the Assets at Closing (as hereinafter defined) shall be $100,000.00 and shall be payable by delivery of a promissory note in the form attached hereto as Exhibit B and made a part hereof (the "Promissory Note"). The Promissory Note shall be secured by a patent collateral assignment and security agreement in the form of Exhibit C attached hereto and made a part hereof (the "Security Agreement") conveying a security interest in the Assets to Seller.



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
        3. WARRANTIES AND REPRESENTATIONS. Seller represents and warrants to Purchaser as follows:

                3.1 Authority. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia and has all requisite corporate power and authority and, except for the consent of Georgia Tech Research Corporation, all authorizations necessary to enter into this Agreement and to carry out the transactions contemplated hereby.

                3.2 Ownership of Assets. Seller owns and controls all of the Assets free and clear of all liens, claims, charges and any other defects in title of any nature whatsoever.

                3.3 Infringement. To the best of Seller's knowledge, without investigation, no aspect of the Assets infringes upon any proprietary rights of any other person, firm, corporation or other legal entity and there is not pending or, to the best of Seller's knowledge, without investigation, threatened any claim or litigation against Seller regarding the Assets, nor to the best of Seller's knowledge, without investigation, is there any basis for such claim.

        4. CLOSING. The consummation of the transactions contemplated herein (the "Closing") shall be held at such time and place designated by Purchaser but in no event later than January 31,



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
1993. At the Closing, Seller shall deliver to Purchaser the Assets by virtue of delivery of a certain assignment and bill of sale (the "Assignment") in substantially the same form as Exhibit D attached hereto and made a part hereof. The Assignment shall be executed by Georgia Tech Research Corporation in order to consent to the assignment of Seller's interest in the License Agreement. At the Closing, Purchaser shall deliver to Seller the Promissory Note, the Security Agreement, and the Assignment.

     5. CONDITION TO CLOSING. Any provision to the contrary contained herein notwithstanding, Purchaser's obligation to purchase the Assets at Closing is contingent upon Seller's obtaining the consent of Georgia Tech Research Corporation to the proposed Assignment. Seller agrees to use its best efforts in obtaining such consent prior to the Closing.

     6.  MISCELLANEOUS.

         6.1 Further Assurances. Each party covenants that at any time, and from time to time, after the Closing, it will execute such additional instruments and take such actions as may be reasonably requested by the other party to confirm, or perfect, or otherwise to carry out the intent and purpose of this Agreement.

         6.2 Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements, or


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
conditions hereunder may be waived by any other party to whom such compliance is owed. No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver.

     6.3 Severability. In the event that any provision of this Agreement or any word, phrase, clause, sentence, or other portion thereof, shall be unenforceable or invalid for any reason, such provision or portion thereof shall be modified or deleted in such a manner so as to make this Agreement, as modified, legal and enforceable to the fullest extent permitted under applicable laws.

     6.4 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party may assign this Agreement, in whole or in part, without the prior express written consent of the other party.

     6.5. Entire Agreement. This Agreement and the Prior Agreement constitute the entire agreement between the parties hereto and supersede and cancel any prior agreements, representations, warranties or communications, whether oral or wrtiten, between the parties hereto relating to the transactions contemplated hereby, or the subject matter hereof. This Agreement may not be changed, waived, discharged or terminated orally, but only by an agreement in writing signed by the parties hereto. In the event of a discrepancy between the terms of this Agreement and the Prior Agreement, the terms of this Agreement shall control.

      6.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

      6.7 Disclaimer. EXCEPT AS EXPRESSLY PROVIDED HEREIN, SELLER DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES REGARDING THE ASSETS AND THE UNDERLYING TECHNOLOGY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND PURCHASER ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY PROVIDED HEREIN, IT IS ACQUIRING THE ASSETS AND THE UNDERLYING TECHNOLOGY ON AN "AS IS", "WHERE IS", AND "WITH ALL FAULTS" BASIS. NEITHER SELLER NOR PURCHASER SHALL BE LIABLE FOR ANY INDIRECT OR CONSEQUENTIAL DAMAGES.



                       (Signatures begin on next page)



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     IN WITNESS WHEREOF, Purchaser and Seller have caused this Agreement to be executed as of the date first above written.


                                           "SELLER"
                                           Laser Atlanta Optics, Inc.
                                           By: /s/ Mark A. Samuels
                                               --------------------------
                                               Mark A. Samuels, President

                                           "PURCHASER"
                                           Spectrx, Inc.
                                           By: /s/ Mark A. Samuels
                                               --------------------------
                                               Mark A. Samuels, President



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
                                                                      EXHIBIT A


                              LICENSE AGREEMENT


                                   OMITTED


                              PLEASE SEE EXHIBIT


                                    10.12A


                                    BELOW

                                                                       EXHIBIT B

                                 SECURED NOTE

$100,000.00                     Atlanta, Georgia                January___, 1993


        FOR VALUE RECEIVED, the undersigned promises to pay to the order of LASER ATLANTA OPTICS, INC., a Georgia corporation, the principal sum of ONE HUNDRED THOUSAND ($100,000.00) AND NO/100 DOLLARS, in legal tender of the United States, with interest thereon from date at the rate of zero per centum (0.0%) per annum, on the unpaid balance until paid, as follows:

        One installment of One Hundred Thousand Dollars ($100,000.00 on or before January 31, 1993; or

        One installment of One Hundred One Thousand Dollars ($101,000.00) after January 31, 1993, but before February 28, 1993.

        Principal and interest are payable at Atlanta, Georgia, or at such other place as the holder thereof may designate in writing.

        Should any installment not be paid when due, or should the maker, or makers, hereof fail to comply with any of the terms or requirements of a patent collateral assignment and security agreement of even date herewith, conveying a security interest in certain properties as security for this indebtedness, the entire unpaid principal sum evidenced by this Note (i.e., $101,000.00), with all accrued interest, shall, at the option of the holder, and without notice to the undersigned, become due and may be collected forthwith, time being of the essence of this contract. It is further agreed that failure of the holder to exercise this right of accelerating the maturity of the debt, or indulgence granted from time to time, shall in no event be considered as a waiver of such right of acceleration or estop the holder from exercising such right.

        In case this Note is collected by law, or through an attorney at law, all costs of collection, including fifteen per centum (15%) of the principal and interest as attorney's fees, shall be paid by the makers hereof.

        And each of us, whether maker, endorser, guarantor, or surety, hereby severally waives and renounces, for himself and family, any and all exemption rights either of us, or the family of either of us, may have under or by virtue of the Constitution or laws of Georgia, or any other
State, or the United States, as against this debt or any renewal thereof; and each further waives demand, protest and notice of demand, protest and non-payment.

        In case of default in the payment of the amounts due hereunder by February 28, 1993, said principal sum (i.e., $101,000.00), or so much thereof as may remain unpaid at the time of such default, shall bear interest at the rate of eighteen per centum (18%) per annum from the date of such default.

        This contract is to be construed in all respects and enforced according to the laws of the State of Georgia.

Prepayment Privilege:

        This Note may be prepaid at any time without penalty or charge.



Witness the hand of our                         SPECTRX, INC.
duly authorized officer.

                                                By:
                                                   ----------------------------
                                                   Mark A. Samuels, President

                                                                      EXHIBIT C

                                PURCHASE MONEY
                         PATENT COLLATERAL ASSIGNMENT
                            AND SECURITY AGREEMENT

        This Agreement is made on the ______ day of January, 1993, between SPECTRX, INC., a Delaware corporation ("Assignor") and LASER ATLANTA OPTICS, INC., a Georgia corporation ("Lender").

                             W I T N E S S E T H

        WHEREAS, Lender has assigned, conveyed, and transferred to Assignor all of its right to certain assets by virtue of its execution and delivery of a certain Assignment and Bill of Sale of even date herewith (the "Assignment"), the terms of which are incorporated herein by this reference; and

        WHEREAS, Assignor has executed and delivered its purchase money promissory note (the "Note") of even date herewith to the Lender in the principal amount of $100,000.00; and, in order to induce the Lender to accept the Note, Assignor has agreed to assign to Lender certain patent rights and other property acquired through the Assignment.

        NOW, THEREFORE, in consideration of the foregoing and the premises herein contained, Assignor hereby agrees with Lender as follows:

        1. To secure the complete and timely satisfaction of all obligations of Assignor under the Note (the "Obligations"), Assignor hereby grants, assigns and conveys to Lender all of its rights, title and interest, resulting from the Assignment to:

             a) all right, title and interest in and to the technology, patents, software, designs, models, drawings, know-how, trademarks, trade names, and service marks (including the goodwill associated with the trademarks, trade names and service marks), trade secrets, copyrights, registrations and applications therefor, relating to non-invasive means of diagnosing disease through the use of flourescence spectroscopy, including, without limitation, any and all books, records, computer tapes or disks, flow diagrams, specifications sheets, source codes, and object codes relating to the foregoing and other physical manifestations of the foregoing; and

             b) all right, title, interest, powers, privileges and options in and to, and in accordance with, that certain license agreement dated May 7, 1991, by and between GEORGIA TECH RESEARCH CORPORATION and Seller, including without limitation, all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, and all rights corresponding thereto (collectively called the "Assets").

     2. Assignor agrees that, until all of the Obligations shall have been satisfied in full, it will not enter into any agreement (for example, a license agreement) which is inconsistent with Assignor's obligations under this Agreement, without Lender's prior written consent.

     3. Unless and until there shall have occurred and be continuing a breach of the Obligations, Lender hereby grants to Assignor the exclusive, non-transferable right, license, and use of and to the Assets, provided, however, Assignor agrees not to sell, assign, or otherwise encumber its interest in, or grant any sublicense under the Assets, or any part thereof, without the prior written consent of Lender.

     4. If any breach of the Obligations shall have occurred and be continuing, Assignor's rights, license, and use of and to the Assets set forth in Section 3, shall terminate forthwith, and the Lender shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Assets may be located and, without limiting the generality of the foregoing, the Lender may immediately, without demand or performance and without other notice (except as set forth next below) or demand whatsoever to Assignor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in Atlanta, Georgia, or elsewhere, the whole or from time to time any part of the Assets, or any interest which the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Assets all expenses (including all reasonable expenses for brokers' fees and legal services), shall apply the residue of such proceeds toward the satisfaction of the obligations. Any remainder of the proceeds after satisfaction in full of the Obligations shall be paid over to the Assignor. Notice of any sale or other disposition of the Assets shall be given to Assignor at least five (5) days before the time of nay intended public or private sale or other disposition of the Patents is to be made, which Assignor hereby agrees shall be reasonable notice of such sale or other disposition.
At any such sale or other disposition, any holder of the Note or Lender may, to the extent permissable under applicable law, purchase the whole or any part of the Assets sold, free from any right of redemption on the part of Assignor, which right is hereby waived and released.

     5. If any breach of the Obligations shall have occurred and be continuing, Assignor hereby authorizes and empowers Lender to make, constitute and appoint any officer or agent of Lender, as Lender may select in its exclusive discretion, as Assignor's true and lawful attorney-in-fact, with the power to endorse Assignor's


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
name on all applications, documents, papers and instruments necessary for Lender to use the Assets, or any part thereof, or to grant or issue any exclusive or non-exclusive license under the Assets, or any part thereof, to any third person, or necessary for Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Assets, or any part thereof, to any third person. Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the life of this Agreement.

     6. At such time as Assignor shall completely satisfy all of the Obligations, this Agreement shall terminate and Lender shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to re-vest in Assignor full title to the Assets, subject to any disposition thereof which may have been made by Lender pursuant hereto.

     7. No course of dealing between Assignor and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     8. All of Lender's rights and remedies with respect to the Assets, whether established hereby or by the Note, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

     9. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

    10. This Agreement is subject to modification only by a writing signed by the parties.

    11. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

    12. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the State of Georgia.



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

        WITNESS the execution hereof under seal as of the day and year first above written.


                                                ASSIGNOR:

                                                Spectrx, Inc.


                                                By:
                                                   ----------------------------
                                                   Mark A. Samuels, President


                                                LENDER

                                                Laser Atlanta Optics, Inc.


                                                By:
                                                   ----------------------------
                                                   Mark A. Samuels, President














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
                                                                       EXHIBIT D


                         ASSIGNMENT AND BILL OF SALE


        THIS ASSIGNMENT AND BILL OF SALE (the "Assignment"), is made and entered into as of the ______ day of January, 1993, by and between LASER ATLANTA OPTICS, INC., a Georgia corporation ("Seller"), and SPECTRX, INC., a Delaware corporation ("Purchaser").

        In consideration of and as a condition to the payment of One Hundred Thousand and No/100 ($100,000.00) Dollars by Purchaser to Seller, the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


        1. Seller does hereby convey, grant, sell, transfer, assign and deliver unto Purchaser, its successors and assigns forever, all of Seller's right, title and interest in and to the technology, patents, software, designs, models, drawings, know-how, trademarks, trade names, service marks (including the goodwill associated with the trademarks, trade names and service marks), trade secrets, copyrights, registrations and applications therefor, relating to non-invasive means of diagnosing disease through the use of fluorescence spectroscopy, including, without limitation, any and all books, records, computer tapes or disks, flow diagrams, specification sheets, source codes, and object codes relating to the foregoing and other physical manifestations of the foregoing (the "Assets").

        2. Seller hereby grants, assigns and conveys to Purchaser all of Seller's right, title, interest, powers, privileges and options in and to, and in accordance with, that certain license agreement dated May 7, 1991, by and between GEORGIA TECH RESEARCH CORPORATION and Seller, a copy of which is attached hereto as Exhibit A (the "License Agreement"). Purchaser does hereby assume and agree to perform all of the duties and obligations of the Seller under the License Agreement, effective from and after the date hereof.

        3. SELLER DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES REGARDING THE ASSETS, THE LICENSE AGREEMENT, AND THE UNDERLYING TECHNOLOGY RELATING TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND PURCHASER ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT, IT IS ACQUIRING THE ASSETS, THE LICENSE AGREEMENT, AND THE UNDERLYING TECHNOLOGY ON AN "AS IS", "WHERE IS", AND "WITH ALL FAULTS" BASIS. NEITHER SELLER NOR PURCHASER SHALL NOT BE LIABLE FOR ANY INDIRECT OR CONSEQUENTIAL DAMAGES.

        4. Purchaser and Seller each agree that it will execute such additional instruments and take such actions as may be reasonably requested by the other party to confirm, or perfect, or otherwise carry out the intent and purpose of this Assignment.

        5. This Assignment shall be binding and shall inure to the benefit of Seller and Purchaser and their respective successors and


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
assigns.

        IN WITNESS WHEREOF, Purchaser and Seller have caused this Assignment to be executed by their duly executed officers as of the date first above written.

                                            "SELLER"

                                            Laser Atlanta Optics, Inc.

                                            By:
                                               ---------------------------
                                               Mark A. Samuels, President

                                            "PURCHASER"

                                            Spectrx, Inc.

                                            By:
                                               ---------------------------
                                               Mark A. Samuels, President

        In order to consent to the assignment of the License Agreement pursuant to Section 2 above, and for no other purposes, the undersigned has hereunto
executed this Assignment this   day of January, 1993.

                                           GEORGIA TECH RESEARCH CORPORATION

                                           By:
                                              ---------------------------
                                           Name:
                                                -------------------------
                                           Title:
                                                 ------------------------

                                           By:
                                              ---------------------------
                                           Name:
                                                -------------------------
                                           Title:
                                                 ------------------------





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